UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 8, 2014
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Director or Certain Officers.

On May 9, 2014, Keith Loveless, the Company’s Executive Vice President and General Counsel, announced his intention to retire from the Company effective October 1, 2014.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders

(a)	The Company's Annual Meeting of Stockholders was held on May 8, 2014.

(b)	At the Annual Meeting, all ten directors were elected for one-year terms expiring on the date of the Annual Meeting in 2015. The results of the voting in the election of directors were as follows:

Proposal 1.	Election of nominees for the Board of Directors:

Board Nominees	For	Against	Abstain	Broker Non Votes
Patricia M. Bedient	55,641,056	49,139	286,953	3,932,165
Marion C. Blakey	55,635,149	52,871	289,128	3,932,165
Phyllis J. Campbell	54,870,919	818,959	287,270	3,932,165
Jessie J. Knight, Jr.	55,070,897	617,537	288,714	3,932,165
Dennis F. Madsen	55,138,195	547,995	290,958	3,932,165
Byron I. Mallott	55,059,221	629,104	288,823	3,932,165
Helvi K. Sandvik	55,449,194	237,855	290,099	3,932,165
J. Kenneth Thompson	54,262,877	1,427,221	287,050	3,932,165
Bradley D. Tilden	54,657,831	1,020,418	298,899	3,932,165
Eric K. Yeaman	54,056,537	1,632,038	288,573	3,932,165

The results of voting on Proposals 2 through 6 were as follows:

Proposal 2.	A board proposal seeking ratification of the appointment of KPMG LLP as the Company's independent accountants for fiscal year 2014:

Number of Votes
For	59,175,917
Against	451,470
Abstain	281,926
Broker Non-votes	0

Proposal 3.	A board proposal seeking an advisory vote to approve the compensation of the Company's Named Executive Officers:

Number of Votes
For	54,444,540
Against	1,223,734
Abstain	308,874
Broker Non-votes	3,932,165

Proposal 4.	A board proposal seeking adoption and approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock:

Number of Votes
For	57,574,041
Against	1,994,426
Abstain	340,846
Broker Non-votes	3,932,165

Proposal 5.	A board proposal seeking adoption and approval of an amendment to the Company's Certificate of Incorporation to reduce the par value of the Company's stock:

Number of Votes
For	59,128,874
Against	416,342
Abstain	364,097
Broker Non-votes	3,932.165

Proposal 6.	A stockholder proposal regarding an independent board chairman policy:

Number of Votes
For	10,508,888
Against	45,144,586
Abstain	323,410
Broker Non-votes	3,932,165
Uncast Votes	264

ITEM 7.01 Regulation FD Disclosure.

On May 14, 2014, the Company issued a press release announcing the management change set forth in Item 5.02 of this Form 8-K and certain other management changes.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Financial Statements and Other Exhibits.

Exhibit 99.1 Press Release dated May 14, 2014

 Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 14, 2014

/s/ Keith Loveless
Keith Loveless
Executive Vice President and General Counsel